================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


       Date of Report (Date of Earliest Event Reported): December 23, 2003

                                   IMPATH INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          0-27750                                    13-3459685
   -----------------------               -----------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)

  521 WEST 57TH STREET, NEW YORK, NEW YORK               10019
  ----------------------------------------               -----
 (Address of Principal Executive Offices)              (Zip Code)

                                 (212) 698-0300
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2 AND ITEM 5. ACQUISITION OR DISPOSITION OF ASSETS AND OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On December 23, 2003, IMPATH Inc. ("IMPATH") issued a joint press release with IMPAC Medical Systems, Inc. ("IMPAC") announcing that IMPAC has completed the acquisition of substantially all of the assets and certain liabilities of Tamtron Corporation ("Tamtron") and Medical Registry Services, Inc. ("MRS"), each an indirect, wholly owned subsidiary of IMPATH, pursuant to an asset purchase agreement entered into by Tamtron, MRS and IMPAC on November 24, 2003. The disposition of such assets and certain liabilities of Tamtron and MRS was conducted pursuant to section 363 of the United States Bankruptcy Code. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

           The provisions of item 2 of Form 8-K may obligate IMPATH to provide pro forma financial statements to reflect the disposition of substantially all of the assets and certain liabilities of Tamtron and MRS. On July 30, 2003, IMPATH announced that its Audit Committee had initiated an investigation into possible accounting irregularities involving its accounts receivable and discrepancies relating to the amounts capitalized on its GeneBank(TM) asset. Commencement of the investigation was deferred due to IMPATH's limited available cash, and although the investigation is still in its early stages, IMPATH anticipates that the investigation will likely lead to a restatement of results of prior periods and prior years. As a result of the existence of these possible accounting irregularities and discrepancies, IMPATH has announced that investors should not rely on the consolidated financial statements or KPMG LLP's reports, where applicable, contained in IMPATH's previously filed periodic reports, including those set forth in IMPATH's Annual Reports on Form 10-K for 2002 and prior periods, and the Quarterly Report on Form 10-Q for the period ended March 31, 2003. IMPATH has not filed a Quarterly Report on Form 10-Q for the periods ended June 30, 2003 and September 30, 2003. On July 30, 2003, KPMG LLP advised IMPATH that the existence of the possible irregularities and discrepancies have resulted in a withdrawal of KPMG LLP's previously issued audit reports. As a result, IMPATH does not believe it will be able to file such pro forma financial statements timely.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

                  99.1          Press Release dated December 23, 2003.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2004




                                      IMPATH INC.


                                      By:  /s/ Richard C. Rosenzweig
                                         ---------------------------------------
                                         Name:  Richard C. Rosenzweig
                                         Title: Secretary and General Counsel

                                 EXHIBIT INDEX

         Exhibit No.                    Exhibit
         -----------                    -------

           99.1                 Press Release dated December 23, 2003.